Exhibit 99.1

Altimar Acquisition Corp. III Announces the Separate

Trading of its Class A Ordinary Shares and Warrants,

Commencing April 26, 2021

NEW YORK, April 23, 2021 /PRNewswire/ — Altimar Acquisition Corp. III (the “Company”) announced today that holders of the units sold in the Company’s initial public offering of 15,525,000 units may elect to separately trade the Class A ordinary shares and warrants included in the units commencing on or about April 26, 2021. Class A ordinary shares and warrants that are separated will trade on the New York Stock Exchange under the symbols “ATAQ” and “ATAQ WS,” respectively. Those units not separated will continue to trade on the New York Stock Exchange under the symbol “ATAQ.U.” No fractional warrants will be issued upon separation of the units and only whole warrants will trade. Holders of the units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the units into the Class A ordinary shares and warrants.

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2021. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities of the Company, nor shall there be any offer, solicitation or sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Altimar Acquisition Corp. III

The Company is sponsored by Altimar Sponsor III, LLC, an affiliate of HPS Investment Partners, LLC, and is led by Tom Wasserman as the Chief Executive Officer and chair of the board of directors. The Company is a newly organized blank check company incorporated as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or business combination with one or more businesses or entities.

Cautionary Note Concerning Forward-Looking Statements

This press release includes, and oral statements made from time to time by representatives of the Company may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements regarding possible business combinations and the financing thereof, and related matters, as well as all other statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to the Company or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management.

Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to the Company or persons acting on the Company’s behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s registration statement and final prospectus relating to the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by applicable law.

Contact:

Altimar Acquisition Corp. III

info@altimarspac.com

HPS Investment Partners, LLC

Prosek Partners

Mike Geller / Josh Clarkson

mgeller@prosek.com / jclarkson@prosek.com